                                                                   EXHIBIT 10.06


                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is entered into as of the 15th day of April, 1994, by and between Rainwater, Inc., a Texas corporation ("Employer"), and Gerald W. Haddock ("Employee").

                              W I T N E S S E T H:

     WHEREAS, Employer desires to employ Employee as provided herein, and Employee desires to accept such employment; and

     WHEREAS, Employee will, as an employee of Employer, have access to confidential information with respect to Employer and its affiliates;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. EMPLOYMENT. Employer hereby employs Employee and Employee hereby accepts employment with Employer upon the terms and conditions hereinafter set forth.

     2. DUTIES. Subject to the power of the Board of Directors of Employer (the "Board") to elect and remove officers, Employee will serve Employer as President and Chief Operating Officer (or in such other executive office as Employer or the Board may determine) and will perform, faithfully and diligently, the services and functions relating to such office or otherwise reasonably incident to such office as may be designated from time to time by the Board. Employee will devote his full time, attention, skills, benefits and best efforts to the performance of his duties hereunder and to the promotion of the business and interests of Employer and its affiliates and will not, without the prior written consent of the Board, become engaged in any other activity requiring significant time or personal services by Employee that will conflict with the proper performance of any such duties under this Agreement. Employer hereby acknowledges that Employee has a broad and varied range of investment interests and that Employee must devote such reasonable time and attention to the proper and judicious management of such interests as may be reasonably required from time to time. Accordingly, nothing contained in this Agreement shall limit or be deemed to limit Employee's personal investment activities, and Employee's engaging in such activities shall not be or be deemed to be a breach or violation of this Agreement.

     3. TERM. Unless sooner terminated pursuant to the provisions hereof, the term of this Agreement (together with any renewals pursuant to this Section, the "Term") shall be for a term of three years, commencing on the date of this Agreement and terminating April 14, 1997; provided that this Agreement will be automatically renewed for a term of one year unless either party notifies the other prior to January 1 of a given year that they do not wish to renew this Agreement.

     4. COMPENSATION. As compensation for his services rendered under this Agreement, Employee will be entitled to receive the following:

        (a) Salary. During the Term, Employee will be paid an annual salary of $160,000.00, payable monthly (the "Salary"). At any time and from time to time the Salary may be increased if so determined by the Board or its Compensation Committee after a review of Employee's performance of his duties hereunder.

        (b) Bonus. In addition to the Salary, Employee will be entitled to receive such bonuses as may be determined by the Board or its Compensation Committee.

        (c) Benefits. During the Term, Employee will be entitled to receive such group benefits as Employer may provide to its other employees at comparable salaries and responsibilities to those of Employee.

        (d) Expenses. Employer will reimburse Employee for all reasonable and necessary out-of-pocket travel and other expenses incurred by Employee in rendering services required under this Agreement, on a monthly basis upon submission of a detailed monthly statement and reasonable documentation.

     5. CONFIDENTIALITY; NON-COMPETITION.

        (a) Acknowledgment of Proprietary Interest. Employee recognizes the proprietary interest of Employer and its affiliates in any Confidential Information (as hereinafter defined) of Employer and its affiliates. Employee acknowledges and agrees that any and all Confidential Information learned by Employee during the course of his engagement by Employer or otherwise, whether developed by Employee alone or in conjunction with others or otherwise, will be and is the property of Employer and its affiliates. Employee further acknowledges and understands that his disclosure of any Confidential Information and/or proprietary information will result in irreparable injury and damage to Employer and its affiliates. As used herein, "Confidential Information" means all confidential and proprietary information of Employer and its affiliates, including without limitation information derived from reports, investigations, experiments, research, drawing, designs, plans, proposals, codes, marketing and sales programs, client lists, client mailing lists, financial projections, cost summaries, pricing formula, and all other concepts, ideas, materials, or information prepared or performed for or by Employer or its affiliates. "Confidential Information" also includes information related to the business, products or sales of Employer or its affiliates, or any of their respective customers, other than information that is otherwise publicly available.

        (b) Covenant Not-to-Divulge Confidential Information. Employee acknowledges and agrees that Employer and its affiliates are entitled to prevent the disclosure of Confidential Information. As a portion of the consideration for the employment of Employee and for the compensation being paid to Employee by Employer, Employee agrees at all times during the Term and thereafter to hold in strict confidence and not to disclose or allow to be disclosed to any person, firm or corporation, other than to persons engaged by Employer and its affiliates to further the business of Employer and its affiliates, and not to use except in the pursuit of the business of Employer and its affiliates, the Confidential Information, without the prior written consent of Employer, including Confidential Information developed by Employee.

        (c) Return of Materials at Termination. In the event of any termination or cessation of his employment with Employer for any reason whatsoever, Employee will promptly deliver to Employer all documents, data and other information pertaining to Confidential Information. Employee will not take any documents or other information, or any reproduction or excerpt thereof, containing or pertaining to any Confidential Information.

        (d) Competition. Employee will enter into a Non-Competition Agreement with Employer in substantially the form of Exhibit A hereto.

     6. TERMINATION. This Agreement and the employment relationship created hereby will terminate upon the occurrence of any of the following events:

        (a) The expiration of the Term as set forth in Section 3 above;

        (b) The death of Employee;

        (c) The "disability" (as hereinafter defined) of Employee;

        (d) Written notice to Employee from Employer of termination for "just cause" (as hereinafter defined); or

        (e) Written notice to Employee from Employer of termination for any reason other than as set forth in Sections 6(a), 6(b), 6(c) or 6(d).

     For purposes of Section 6(c), the "disability" of Employee will mean his inability, because of mental or physical illness or incapacity, to perform his duties under this Agreement for a continuous period of 180 days or for 180 days out of a 210-day period. For purposes of Section 6(d), "just cause" shall mean Employee shall commit any act or omit to take any action in bad faith and to the detriment of Employer.

     Notwithstanding anything to the contrary in this Agreement, the provisions of Section 5 will survive any termination, for whatever reason, of Employee's employment under this Agreement. In the event of the termination of Employee's employment prior to the completion of the Term, Employee or his estate, as the case may be, will be entitled only to the Salary payable pursuant to Section 4 hereof through the end of the calendar month in which termination occurs, except that (a) if Employee's employment is terminated pursuant to Section 6(d), Employee will be entitled to receive a lump-sum payment equal to six month's Salary at the rate in effect immediately prior to the termination on the date of termination, and (b) if Employee's employment is terminated pursuant to Section 6(e), Employee will be entitled to receive the greater of (i) a payment equal to the full Salary payable pursuant to Section 4(a) as if no termination had occurred or (ii) a payment equal to one year's Salary at the rate in effect immediately prior to the termination (except that, in case of both (i) and (ii), such sum shall be payable in one lump-sum payment on the date of termination).

     7. REMEDIES. Employee recognizes and acknowledges that in the event of any default in, or breach of any of, the terms, conditions or provisions of this Agreement (either actual or threatened) by Employee, Employer's and its affiliates remedies at law will be inadequate. Accordingly, Employee agrees that in such event, Employer and its affiliates will have the right of specific performance and/or injunctive relief in addition to any and all other remedies and rights at law or in equity, and such rights and remedies will be cumulative.

     8. ACKNOWLEDGMENTS. Employee acknowledges and recognizes that the enforcement of any of the provisions set forth in Section 5 by Employer and its affiliates will not interfere with Employee's ability to pursue a proper livelihood. Employee recognizes and agrees that the enforcement of this Agreement is necessary to ensure the preservation and continuity of the business and good will of Employer and its affiliates.

     9. NOTICES. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other will be deemed to have been duly given if given in writing and personally delivered or sent by mail, registered or certified, postage prepaid with return receipt requested, as follows: if to Employer, to 777 Main Street, Suite 2700, Fort Worth, Texas 76102, Attention: President; or if to Employee, to Gerald W. Haddock, 777 Main Street, Suite 2700, Fort Worth, Texas 76102.


Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of three days after mailing.

     10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto and supersedes all prior agreements and understandings, oral or written between the parties hereto. No modification or amendment of any of the terms, conditions or provisions herein may be made otherwise than by written agreement signed by the parties hereto.

     11. GOVERNING LAW; VENUE. This Agreement and the rights and obligations of the parties hereto will be governed, construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of laws thereof. The parties agree that this Agreement shall be performable in Tarrant County, Texas.

     12. PARTIES BOUND; ASSIGNMENT. This Agreement and the rights and obligations hereunder will be binding upon and inure to the benefit of Employer and Employee, and their respective heirs, personal representatives, successors and assigns. Employer will have the right to assign this Agreement to Crescent Real Estate Equities, Inc., a Maryland corporation, or any of its subsidiaries of affiliated entities, including, without limitation, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, or to any affiliate of Employer, or to Employer's successors or assigns. The terms "successors" and "assigns" will include any person, corporation, partnership or other entity that buys all or substantially all of Employer's assets or all of its stock, or with which Employer merges or consolidates. The rights, duties or benefits to Employee hereunder are personal to him, and no such right or benefit may be assigned by him. The parties hereto acknowledge and agree that Employer's affiliates are third-party beneficiaries of the covenants and agreements of Employee set forth in Section 6 above.

     13. CHOICE OF FORUM. The parties hereto agree that should any suit, action or proceeding arising out of this Agreement be instituted by any party hereto (other than a suit, action or proceeding to enforce or realize upon any final court judgment arising out of this Agreement), such suit, action or proceeding shall be instituted only in a state or federal court in Tarrant County, Texas. Each of the parties hereto consents to the in persona jurisdiction of any state or federal court in Tarrant County, Texas and waives any objection to the venue of any such suit, action or proceeding. The parties hereto recognize that courts outside Tarrant County, Texas may also have jurisdiction over suits, actions or proceedings arising out of this Agreement, and in the event that any party hereto shall institute a proceeding involving this Agreement in a jurisdiction outside Tarrant County, Texas, the party instituting such proceeding shall indemnify any other party hereto for any losses and expenses that may result from the breach of the foregoing covenant to institute such proceeding only in a state or federal court in Tarrant County, Texas, including without limitation any additional expenses incurred as a result of litigating in another jurisdiction, such as reasonable fees and expenses of local counsel and travel and lodging expenses for parties, witnesses, experts and support personnel.

     14. SERVICE OF PROCESS. Service of any and all process that may be served on any party hereto in any suit, action or proceeding arising out of this Agreement may be made in the manner and to the address set forth in Section 11 and service thus made shall be taken and held to be valid personal service upon such party by any party hereto on whose behalf such service is made.

     15. ENFORCEABILITY. If, for any reason, any provision contained in this agreement should be held invalid in part by a court of competent jurisdiction, then it is the intent of each of the parties hereto that the balance of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, should a court of competent jurisdiction determine that the scope of any covenant is too broad to be enforced as written, it is the intent of each of the parties that the court should reform such covenant to such narrower scope as it determines enforceable.

     16. WAIVER OF BREACH. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach by any party.

     17. CAPTIONS. The captions in this Agreement are for convenience of reference only and will not limit or otherwise affect any of the terms or provisions hereof.

     18. COSTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which he or it may be entitled.

     19. OTHER OBLIGATIONS. Employee represents and warrants that he has not as of the execution of this Agreement assumed any obligations inconsistent with those contained herein.

     20. AFFILIATE. An "affiliate" of any party hereto will mean any person controlling, controlled by or under common control with such party.

     21. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument, but only one of which need be produced.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                             RAINWATER, INC.


                                             By: /s/ RICHARD E. RAINWATER
                                                --------------------------------
                                                     Richard E. Rainwater
                                                     President


                                             /s/ GERALD W. HADDOCK
                                             -----------------------------------
                                                 Gerald W. Haddock

                             FIRST AMENDMENT TO THE
                             EMPLOYMENT AGREEMENT OF
                                GERALD W. HADDOCK


     This FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT OF GERALD W. HADDOCK (the "First Amendment"), dated July 1, 1995, is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this First Amendment which are defined in the Agreement (as hereinafter defined) shall have the same meaning for purposes of this First Amendment as in the Agreement.


                              W I T N E S S E T H:

     WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with Gerald W. Haddock ("Haddock") dated April 15, 1994 (the "Agreement"); and

     WHEREAS, Rainwater, Inc. subsequently assigned the Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994; and

     WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership; and

     WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real Estate Equities, Inc., a Maryland corporation ("CREI"), and CREI owns a majority of the limited partnership interests in the Operating Partnership; and

     WHEREAS, the Executive Compensation Committee of the Board of Directors of CREI determined on June 12, 1995 that the Agreement should be amended to provide for an annual salary of $240,000 be paid to Haddock, commencing July 1, 1995, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Haddock's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

     WHEREAS, the undersigned parties, consisting of all of the parties to the Agreement, desire to amend the Agreement to reflect the increase in Haddock's annual salary;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Paragraph 4 (a) of the Agreement be amended to provide for an annual salary in the amount of $240,000 be paid to Haddock, commencing July 1, 1995, as provided pursuant to the terms of the Agreement.

     2. Except as herein amended, the Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

     3. This First Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this First Amendment immediately upon affixing its signature thereto.

     IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment as of the date first written above.


                                  GERALD W. HADDOCK


                                  /s/ GERALD W. HADDOCK
                                  ----------------------------------------------




                                  CRESCENT REAL ESTATE EQUITIES
                                  LIMITED PARTNERSHIP, a Delaware
                                  limited partnership


                                  By:  Crescent Real Estate Equities, Ltd.,
                                       a Delaware corporation, its sole
                                       general partner


                                       By: /s/ DAVID M. DEAN
                                          --------------------------------------
                                           David M. Dean
                                           Senior Vice President, Law

                             SECOND AMENDMENT TO THE
                             EMPLOYMENT AGREEMENT OF
                               GERALD W. HADDOCK



     This SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT OF GERALD W. HADDOCK (the "Second Amendment"), dated March 15, 1996, is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this Second Amendment which are defined in the Effective Agreement (as hereinafter defined) shall have the same meaning for purposes of this Second Amendment as in the Effective Agreement.

                              W I T N E S S E T H:

     WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with Gerald W. Haddock ("Haddock") dated April 15, 1994 (the "Original Agreement"); and

     WHEREAS, Rainwater, Inc. subsequently assigned the Original Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994; and

     WHEREAS, the Original Agreement was amended by the First Amendment to the Employment Agreement of Gerald W. Haddock dated July 1, 1995 (the "Effective Agreement"); and

     WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership; and

     WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real Estate Equities, Inc., a Maryland corporation ("CREI"), and CREI owns a majority of the limited partnership interests in the Operating Partnership; and

     WHEREAS, the Executive Compensation Committee of the Board of Directors of CREI determined on March 14, 1996 that the Effective Agreement should be amended to provide for an annual salary of $300,000 be paid to Haddock, commencing March 15, 1996, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Haddock's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

     WHEREAS, the undersigned parties, consisting of all of the parties to the Effective Agreement, desire to amend the Effective Agreement to reflect the increase in Haddock's annual salary;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. The Effective Agreement be amended to provide for an annual salary in the amount of $300,000 be paid to Haddock, commencing March 15, 1996, as provided pursuant to the terms of the Effective Agreement.

     2. Except as herein amended, the Effective Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

     3. This Second Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Second Amendment immediately upon affixing its signature thereto.

     IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment as of the date first written above.



                                  GERALD W. HADDOCK


                                  /s/ GERALD W. HADDOCK
                                  ----------------------------------------------





                                  CRESCENT REAL ESTATE EQUITIES
                                  LIMITED PARTNERSHIP, a Delaware limited
                                  partnership


                                  By:   Crescent Real Estate Equities, Ltd.,
                                        a Delaware corporation, its sole
                                        general partner


                                        By: /s/ DAVID M. DEAN
                                           -------------------------------------
                                                David M. Dean
                                                Senior Vice President, Law

                             THIRD AMENDMENT TO THE
                             EMPLOYMENT AGREEMENT OF
                                GERALD W. HADDOCK


     This THIRD AMENDMENT TO THE EMPLOYMENT AGREEMENT OF GERALD W. HADDOCK (the "Third Amendment"), dated March 3, 1997, is entered into by and between the undersigned parties. Except as the context may otherwise require, any terms used in this Third Amendment which are defined in the Effective Agreement (as hereinafter defined) shall have the same meaning for purposes of this Third Amendment as in the Effective Agreement.


                              W I T N E S S E T H:

     WHEREAS, Rainwater, Inc., a Texas corporation, entered into that certain Employment Agreement with Gerald W. Haddock ("Haddock") dated April 15, 1994 (the "Original Agreement"); and

     WHEREAS, Rainwater, Inc. subsequently assigned the Original Agreement to Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Management Functions Conveyance Agreement between Rainwater, Inc. and the Operating Partnership dated May 4, 1994; and

     WHEREAS, the Original Agreement was amended by the First Amendment to the Employment Agreement of Gerald W. Haddock dated July 1, 1995 (the "First Amendment"); and

     WHEREAS, the First Amendment was amended by the Second Amendment to the Employment Agreement of Gerald W. Haddock dated March 15, 1996 (the "Effective Agreement"); and

     WHEREAS, Crescent Real Estate Equities, Ltd. ("Crescent, Ltd.") is the general partner of the Operating Partnership; and

     WHEREAS, Crescent, Ltd. is the wholly owned subsidiary of Crescent Real Estate Equities Company, a Texas real estate investment trust ("CREE"), and CREE owns a majority of the limited partnership interests in the Operating Partnership; and

     WHEREAS, the Executive Compensation Committee of the Board of Trust Managers of CREE determined on March 2, 1997 that the Effective Agreement should be amended to provide for an annual salary of $400,000 be paid to Haddock, commencing March 3, 1997, in reward for services rendered to Crescent, Ltd. and the Operating Partnership and for Haddock's contributions to the success and prosperity of Crescent, Ltd. and the Operating Partnership; and

     WHEREAS, the undersigned parties, consisting of all of the parties to the Effective Agreement, desire to amend the Effective Agreement to reflect the increase in Haddock's annual salary;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. The Effective Agreement be amended to provide for an annual salary in the amount of $400,000 be paid to Haddock, commencing March 3, 1997, as provided pursuant to the terms of the Effective Agreement.

     2. Except as herein amended, the Effective Agreement is hereby ratified, confirmed and affirmed for all purposes and in all respects.

     3. This Third Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Third Amendment immediately upon affixing its signature thereto.

     IN WITNESS WHEREOF, the undersigned parties have executed this Third Amendment as of the date first written above.


                                  GERALD W. HADDOCK


                                  /s/ GERALD W. HADDOCK
                                  ----------------------------------------------




                                  CRESCENT REAL ESTATE EQUITIES
                                  LIMITED PARTNERSHIP, a Delaware
                                  limited partnership


                                  By:  Crescent Real Estate Equities, Ltd.,
                                       a Delaware corporation, its sole
                                       general partner


                                       By: /s/ DAVID M. DEAN
                                          --------------------------------------
                                           David M. Dean
                                           Senior Vice President, Law



                                       2